UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2014 (September 4, 2014)
Education Management Corporation
(Exact name of registrant as specified in charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 001-34466    (IRS Employer Identification No.) 25-1119571

(Address of principal executive offices)
210 Sixth Avenue
Pittsburgh, Pennsylvania, 15222

(Registrant’s telephone number, including area code) (412) 562-0900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01 - Other Events.

On September 4, 2014, Education Management LLC and Education Management Finance Corp. (together, the “Issuers”), each wholly-owned subsidiaries of Education Management Corporation, issued a press release announcing the final results of their previously announced solicitation of consents to amend the indenture governing the Issuers’ Senior Cash Pay/PIK Notes Due 2018.
A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.
The following exhibit is filed as part of this report:
99.1    Press Release of Education Management LLC and Education Management Finance Corp., dated September 4, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 5, 2014

EDUCATION MANAGEMENT CORPORATION
By:    /s/ J. Devitt Kramer
Name: J. Devitt Kramer
Title: Senior Vice President, General Counsel
and Secretary